---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                     [PHOTO]

                                   Real Estate
                                      Fund

                                OCTOBER 31, 1999

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                                STEPHEN L. BROWN
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                                 MAUREEN R. FORD
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                                STEPHEN L. BROWN
                                    Chairman
                                 MAUREEN R. FORD
                    Vice Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                          Executive Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 WATER STREET
                           BOSTON, MASSACHUSETTS 02109

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                           BOSTON, MASSACHUSETTS 02116

===================================CEO CORNER===================================

DEAR FELLOW SHAREHOLDERS:

I am delighted that one of my first official duties at John Hancock Funds is to welcome you to the New Millennium! I wish you all the best for a century filled with momentous occasions.

Every New Year, of course, provides us with a built-in opportunity to make new resolutions, or re-commit to old ones. It seems fitting, therefore, that this special New Year 2000 coincides with a very important, although certainly less exotic, event.

Starting last October, personalized Social Security statements are being sent to 125 million workers over age 25, showing estimates of the retirement, disability and survivor benefits that they and their families are eligible to receive now and in the future.

The statements, to be sent out annually, will provide people with a glimpse of what they can expect from the government when they retire. This should be comforting to those who feared that Social Security wouldn't be there for them at all. But many people also already know that government benefits will only fulfill a small piece of their retirement needs.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to fourth paragraph.]
--------------------------------------------------------------------------------

The best thing about this massive mailing is that it can serve as a wake-up call to encourage families to focus more on planning for their financial future.

When you receive your statement, expected to be within three months of your next birthday, we urge you to read it carefully for accuracy, making sure your annual earnings history and amounts you have contributed over the years are correct. Keep in mind that the estimated benefits are precisely that, and that rules and regulations may change by the time you retire. Also remember that they are not inflation adjusted, so it would be unrealistic to expect them to have the same purchasing power in the future as they would today.

We also encourage you to use this mailing as a reason to contact your investment professional, or to select one if you are not working with somebody. He or she can help you focus on establishing and maintaining a sound plan to achieve a comfortable retirement. Together, you should make sure to maximize your participation in tax-advantaged programs like IRAs and 401(k)s.

The stakes are too high to leave your retirement lifestyle to chance. Congress' awareness-raising effort is commendable. The next step is yours. Mark the beginning of the New Millennium by taking it.

Sincerely,


/s/ Maureen R. Ford

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

           BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, THOMAS FINUCANE AND THOMAS GOGGINS, PORTFOLIO MANAGERS, AND
                    JAY MCKELVEY, ASSISTANT PORTFOLIO MANAGER

                                  John Hancock
                                Real Estate Fund

              Rising interest rates curb REITs' first-half advance

Recently, shareholders approved a change in the Fund's fiscal year end from December to October. What follows is a discussion of the Fund's performance and strategy during the 12 months ended October 31, 1999.

After rebounding nicely in the spring, real estate investment trusts (REITs) encountered stiff headwinds in the last six months of the Fund's fiscal year and gave back all the earlier advances. The culprits were rising interest rates and the strength of the rest of the market, in particular the red-hot technology sector.

      REITs had their moment in the sun earlier in the year when investors, feeling more confident in stabilizing overseas markets and buoyed by strong earnings reports and a vibrant economy, went looking for bargains in long-overlooked sectors of the market. But that didn't last long, as the strength of the economy and fears of an inflation spike sent interest rates rising in anticipation of Federal Reserve Board action. The Fed did raise rates in June and again in August as a pre-emptive inflation strike. REIT stocks are sensitive to interest-rate moves because part of their appeal to investors is the income stream they offer from the underlying real estate. So their stock prices can behave in a bond-like manner, falling when rates rise and vice versa. With the turbulent second half, REITs wound up losing some ground in the last 12 months.

"...culprits were rising interest rates and the strength of the rest of the market..."

--------------------------------------------------------------------------------
[A 2" x 2 1/2" photo bottom right side of John Hancock Real Estate Fund. Caption below reads "Fund management team members. Standing (l-r): Jay McKelvey, Tom Goggings and Tom Finucane. Seated (l-r): Lisa Welch, Jim Schmidt and Patricia Ouimet."]
--------------------------------------------------------------------------------

================================================================================

                      John Hancock Funds - Real Estate Fund

"We benefited from our overweighting in office REITs, which produced strong results..."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Holdings." The first listing is Equity Office Properties Trust 5.5%, the second is Equity Residential Properties Trust 5.2%, the third Simon Property Group 3.6%, the fourth Vornado Realty Trust 3.0% and the fifth Archstone Communities Trust 2.7%. A note below the table reads "As a percentage of net assets on October 31, 1999."]
--------------------------------------------------------------------------------

Fund performance

For the year ended October 31, 1999, John Hancock Real Estate Fund's Class A shares posted a total return of -0.23% at net asset value. That was better than the -4.11% return of the average real estate fund, according to Lipper, Inc.(1)

Strategy review

The Fund seeks long-term growth of capital with income as a secondary goal by investing in securities of real estate and real-estate-related companies. Our primary focus is on REITs, which are companies that own, operate and develop real estate and are specifically structured to pass all the income from property operations on to shareholders, thereby qualifying them for special tax treatment. We own a diversified portfolio of REITs across the broad spectrum of sub-sectors, from offices to hotels and retail REITs. We target companies whose prices are undervalued compared to their growth prospects, that can benefit from merger activity and that are in areas of the country with strong supply/demand characteristics.

Takeouts boost performance

Several of our REITs were the subjects of takeovers during the year, either through acquisitions, or by managements' taking the companies private. Contributing to our out-performance were takeovers of Berkshire Realty, Tower Realty, Storage Trust Realty and Weeks. This activity confirms our belief that these REITs have strong intrinsic value that will inevitably be recognized, if not by the capital markets, then in the private markets.

Office, apartments strong

We benefited from our overweighting in office REITs, which produced strong results during the year. Vacancy rates remained low, because the vibrant economy kept demand strong enough to absorb an increased amount of new construction. In this area, our top performers included Boston Properties and Spieker Properties.

   Apartment REITs were also lifted by the low vacancy rates, especially as rising interest rates made home ownership less affordable and bolstered demand for apartments. In that sub-sector, we did well with Apartment Investment & Management Co. and Berkshire Realty.

Non-REITs add diversity and return

During the year, we increased our stake in non-REIT companies involved in real estate financing, including Fannie Mae and several savings and loans. We did this to diversify the portfolio and own companies with stronger earnings growth. In addition, we believe these companies provide a better way to participate in the growth of the single-family residential market than mortgage REITs, whose businesses have lower profit

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...And What's Behind The Numbers". The first listing is Berkshire Realty followed by an up arrow with the phrase "Management takes the company private." The second listing is Boston Properties followed by an up arrow with phrase "Good management in supply-constrained markets." The third listing is Simon Property Group followed by a down arrow with the phrase "Hurt by concerns about the Internet and consumer spending." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                      John Hancock Funds - Real Estate Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with the heading "Fund Performance". Under the heading is a note that reads "For the year ended October 31, 1999." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -0.23% total return for John Hancock Real Estate Fund Class A. The second bar represents the -4.11% total return for Average real estate fund. A note below the chart reads "Total returns for John Hancock Real Estate Fund are at net asset value with all distributions reinvested. The average real estate fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

margins and which are more susceptible to interest-rate risk. Many of our non-REITs, which make up approximately 10% of the portfolio, served the Fund well this year, especially Fannie Mae, which has benefited from the explosion in single-family housing.

Retail, hotels lag

Despite solid fundamentals, retail REITs were hit by concerns that e-commerce would eat into traditional storefront business and by the potential for a slowdown in consumer spending, although that has yet to occur. We continue to believe the market has overreacted, especially in the near term, since the quality retail space owned by REITs is increasing, which has caused a boost in retail sales per square foot -- an important measure of value.

      Hotel REITs rallied strongly in the first half of the fiscal year on the strength of the U.S. economy, but then lost most of their ground in the second half as interest rates and inflation fears rose. Concerns also grew that too many new hotel rooms were being built that would put downward pressure on occupancy rates. With their short-term "leases," hotels are the most sensitive to changes in the economic picture. Our underweighting in this sector helped us avoid some, but not all, of the fallout.

A look ahead

Despite the recent performance, we remain encouraged about the prospects for REITs going forward. Vacancy rates remain low, with manageable levels of new construction contributing to a healthy supply/demand equation. What's more, after being out of favor, REIT valuations are very attractive compared to their solid fundamentals and growth potential. As long as this persists, we expect further consolidation and takeout activity, which could provide the Fund with a good source of buyout premiums.

      That said, the lending environment has become less favorable for further property acquisitions, which is why we place great emphasis on good management. We invest only in companies with management teams that know how to grow through solid management of existing assets, rather than through further borrowing (which dilutes stock prices) to finance new real estate purchases. In addition, we focus on management teams that display the ability to be as focused on their shareholders as they are on their real estate.

"...REIT valuations are very attractive compared to their solid fundamentals and growth potential."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                      John Hancock Funds - Real Estate Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return and the average annual total return for the John Hancock Real Estate Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include the maximum applicable sales charge of 5%.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended September 30, 1999

                                                                ONE
                                                               YEAR
                                                             --------

Cumulative Total Return                                       (5.33%)
Average Annual Total Return(1)                                (5.33%)

Note to Performance

(1) The Adviser has agreed to limit the Fund's expenses to 1.35% (not including 12b-1 fee) of the Fund's daily average net assets. Without the limitation of expenses, the average annual total return for the one-year period would have been (15.51%).

================================================================================

                      John Hancock Funds - Real Estate Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The chart on the right shows how much a $10,000 investment in the John Hancock Real Estate Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index and the Morgan Stanley Real Estate Investment Trust (REIT)Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. The Morgan Stanley Real Estate Investment Trust Index is an unmanaged index consisting of the most actively traded real estate investment trusts. It is designed to be a measure of real estate equity performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Real Estate Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Standard & Poor's 500 Index and is equal to $13,587 as of October 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Real Estate Fund on September 30, 1998, before sales charge, and is equal to $9,932 as of October 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $9,432 as of October 31, 1999. The fourth line represents the Morgan Stanley REIT Index and is equal to $9,197 as of October 31, 1999.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Statement of Assets and Liabilities
October 31, 1999
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $1,016,425) ...........................       $933,113
   Corporate savings account ...................................         50,307
                                                                   ------------
                                                                        983,420
  Receivable for investments sold ..............................         75,909
  Receivable from John Hancock Advisers, Inc.
    and affiliates - Note B ....................................         93,158
  Receivable for shares sold ...................................             10
  Dividends receivable .........................................          1,742
  Other assets .................................................              7
                                                                   ------------
                    Total Assets ...............................      1,154,246
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased ............................         82,848
  Accounts payable and accrued expenses ........................        111,212
                                                                   ------------
                    Total Liabilities ..........................        194,060
                    -----------------------------------------------------------
Net Assets:
  Capital paid-in ..............................................      1,012,916
  Accumulated net realized gain on investments .................         24,857
  Net unrealized depreciation of investments ...................        (83,312)
  Undistributed net investment income ..........................          5,725
                                                                   ------------
                    Net Assets .................................       $960,186
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $960,186/101,337 ...................................          $9.48
  =============================================================================
Maximum Offering Price Per Share*
  ($9.48 x 105.26%) ............................................          $9.97
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Statement of Operations
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD FROM
                                                                        SEPTEMBER 30, 1998
                                                                         (COMMENCEMENT OF       FOR THE PERIOD FROM
                                                                          OPERATIONS) TO        JANUARY 1, 1999 TO
                                                                         DECEMBER 31, 1998      OCTOBER 31, 1999(1)
                                                                         -----------------      -------------------
Investment Income:
  Dividends ............................................................        $16,994                 $50,185
  Interest .............................................................          1,518                   1,563
                                                                           ------------            ------------
                                                                                 18,512                  51,748
                                                                           ------------            ------------
  Expenses:
   Investment management fee - Note B ..................................          2,008                   6,742
   Distribution and service fee - Note B ...............................            753                   2,528
   Custodian fee .......................................................          9,000                  65,213
   Auditing fee ........................................................         10,000                  20,000
   Printing ............................................................            555                   1,755
   Legal fees ..........................................................          2,025                   1,080
   Transfer agent fee - Note B .........................................            300                     787
   Miscellaneous .......................................................             30                     275
   Accounting and legal service fee - Note B ...........................             36                     143
   Registration and filing fees ........................................             --                     100
   Trustees' fees ......................................................             25                      79
                                                                           ------------            ------------
                    Total Expenses .....................................         24,732                  98,702
                    -------------------------------------------------------------------------------------------
                    Less Expense Reductions - Note B ...................        (20,589)                (84,785)
                    -------------------------------------------------------------------------------------------
                    Net Expenses .......................................          4,143                  13,917
                    -------------------------------------------------------------------------------------------
                    Net Investment Income ..............................         14,369                  37,831
                    -------------------------------------------------------------------------------------------
Realized and Unrealized Loss on Investments:
  Net realized gain (loss) on investments sold .........................         (6,163)                 31,251
  Change in net unrealized appreciation/depreciation of investments ....         (3,823)                (79,489)
                                                                           ------------            ------------
                    Net Realized and Unrealized Loss
                    on Investments .....................................         (9,986)                (48,238)
                    -------------------------------------------------------------------------------------------
                    Net Increase (Decrease) in Net Assets
                    Resulting from Operations ..........................         $4,383                ($10,407)
                    ===========================================================================================

(1) Effective October 31, 1999, the fiscal period end changed from December 31 to October 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD FROM
                                                                        SEPTEMBER 30, 1998
                                                                         (COMMENCEMENT OF       FOR THE PERIOD FROM
                                                                          OPERATIONS) TO        JANUARY 1, 1999 TO
                                                                         DECEMBER 31, 1998      OCTOBER 31, 1999(1)
                                                                         -----------------      -------------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...............................................         $14,369                $37,831
   Net realized gain (loss) on investments sold ........................          (6,163)                31,251
   Change in net unrealized appreciation/depreciation of investments ...          (3,823)               (79,489)
                                                                            ------------           ------------
     Net Increase (Decrease) in Net Assets Resulting from Operations ...           4,383                (10,407)
                                                                            ------------           ------------
Distributions to Shareholders:
   Distributions from net investment income
     Class A - ($0.1173 and $0.3441, per share, respectively) ..........         (11,880)               (34,900)
                                                                            ------------           ------------
From Fund Share Transactions - Net: * ..................................       1,013,211                   (221)
                                                                            ------------           ------------
Net Assets:
   Beginning of period .................................................              --              1,005,714
                                                                            ------------           ------------
   End of period (including undistributed net investment income
     $2,489 and $5,725, respectively) ..................................      $1,005,714               $960,186
                                                                            ============           ============

* Analysis of Fund Share Transactions:

                                         FOR THE PERIOD FROM
                                         SEPTEMBER 30, 1998
                                          (COMMENCEMENT OF                   FOR THE PERIOD FROM
                                           OPERATIONS) TO                    JANUARY 1, 1999 TO
                                          DECEMBER 31, 1998                  OCTOBER 31, 1999(1)
                                    -----------------------------       -----------------------------
                                      SHARES            AMOUNT             SHARES            AMOUNT
                                    -----------       -----------       -----------       -----------
CLASS A
   Shares sold ...............          102,524        $1,025,004               484            $4,726
   Shares reinvested .........               --                --                50               494
                                    -----------       -----------       -----------       -----------
                                        102,524         1,025,004               534             5,220
   Less shares repurchased ...           (1,199)          (11,793)             (522)           (5,441)
                                    -----------       -----------       -----------       -----------
   Net increase (decrease) ...          101,325        $1,013,211                12             ($221)
                                    ===========       ===========       ===========       ===========

(1) Effective October 31, 1999, the fiscal period end changed from December 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD FROM
                                                                         SEPTEMBER 30, 1998             PERIOD FROM
                                                                    (COMMENCEMENT OF OPERATIONS)     JANUARY 1, 1999 TO
                                                                        TO DECEMBER 31, 1998        OCTOBER 31, 1999(7)
                                                                        --------------------        -------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ..............................           $10.00                       $9.93
                                                                             ---------                 -----------
  Net Investment Income(1) ..........................................             0.14                        0.37
  Net Realized and Unrealized Loss on Investments ...................            (0.09)                      (0.48)
                                                                             ---------                 -----------
     Total From Investment Operations ...............................             0.05                       (0.11)
                                                                             ---------                 -----------
  Less Distributions:
   Dividends from Net Investment Income .............................            (0.12)                      (0.34)
                                                                             ---------                 -----------
  Net Asset Value, End of Period ....................................            $9.93                       $9.48
                                                                             =========                 ===========
  Total Investment Return at Net Asset Value (2) ....................             0.47%(5)                   (1.11%)(5)
  Total Adjusted Investment Return at Net Asset Value (2,3) .........            (1.60%)(5)                  (9.49%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ..........................           $1,006                    $960,186
  Ratio of Expenses to Average Net Assets ...........................             1.65%(6)                    1.65%(6)
  Ratio of Adjusted Expenses to Average Net Assets (4) ..............             9.85%(6)                   11.71%(6)
  Ratio of Net Investment Income to Average Net Assets ..............             5.72%(6)                    4.49%(6)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (4) ...            (2.48%)(6)                  (5.57%)(6)
  Portfolio Turnover Rate ...........................................              109%                        345%
  Fee Reduction Per Share (1) .......................................            $0.20                       $0.83

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(4)   Unreimbursed, without fee reduction.
(5)   Not annualized.
(6)   Annualized.
(7) Effective October 31, 1999, the fiscal year end changed from December 31 to October 31.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Schedule of Investments
October 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Real Estate Fund on October 31, 1999. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES     VALUE
-------------------                                ----------------     -----

COMMON STOCKS
Banks - United States (0.43%)
   North Fork Bancorp., Inc. .....................        200             $4,137
                                                                      ----------
Finance (3.06%)
   Associates First Capital Corp. (Class A) ......        300             10,950
   CIT Group, Inc. (The) (Class A) ...............        300              7,162
   FINOVA Group, Inc. (The) ......................        100              4,406
   Heller Financial, Inc. ........................        100              2,375
   Household International, Inc. .................        100              4,462
                                                                      ----------
                                                                          29,355
                                                                      ----------
Finance - Savings and Loan (3.19%)
   Astoria Financial Corp. .......................        200              7,200
   Charter One Financial, Inc. ...................        210              5,158
   Dime  Bancorp., Inc. ..........................        300              5,362
   GreenPoint Financial Corp. ....................        200              5,700
   Washington Mutual, Inc. .......................        200              7,187
                                                                      ----------
                                                                          30,607
                                                                      ----------
Mortgage Banking (3.31%)
   Countrywide Credit Industries, Inc. ...........        200              6,787
   Fannie Mae ....................................        200             14,150
   Freddie Mac ...................................        200             10,812
                                                                      ----------
                                                                          31,749
                                                                      ----------
Real Estate - Operations (0.53%)
   CB Richard Ellis Services, Inc.* ..............        200              2,462
   Trammell Crow Co.* ............................        100              1,450
   Vornado Operating, Inc.* ......................        200              1,200
                                                                      ----------
                                                                           5,112
                                                                      ----------
REIT Equity - Apartments (16.04%)
   Apartment Investment & Management Co.
     (Class A) ...................................        600             22,575
   Archstone Communities Trust ...................      1,300             26,000
   Avalonbay Communities, Inc. ...................        500             16,156
   BRE Properties, Inc. (Class A) ................        300              6,806
   Cornerstone Realty Income Trust, Inc. .........        200              2,075
   Equity Residential Properties Trust ...........      1,200             50,175
   Essex Property Trust, Inc. ....................        100              3,256
   Home Properties of New York, Inc. .............        400             10,675
   Post Properties, Inc. .........................        200              7,725
   Walden Residential Properties, Inc. ...........        400              8,575
                                                                      ----------
                                                                         154,018
                                                                      ----------
REIT Equity - Diversified (5.92%)
   Brookfield Properties Corp. (Canada) ..........        200              2,150
   Capital Automotive REIT .......................        300              3,825
   Catellus Development Corp. * ..................        200              2,350
   Colonial Properties Trust .....................        600             15,300
   Entertainment Properties Trust ................        200              2,812
   Franchise Finance Corp. of America ............        600             13,050
   Glenborough Realty Trust, Inc. ................        700              9,143
   National Golf Properties, Inc. ................        100              2,137
   Prison Realty Trust, Inc. .....................        600              6,112
                                                                      ----------
                                                                          56,879
                                                                      ----------
REIT Equity - Health Care (0.17%)
   Meditrust Cos .................................        200              1,612
                                                                      ----------
REIT Equity - Hotel/Restaurant (3.50%)
   Hospitality Properties Trust ..................        200              4,225
   Host Marriott Corp. ...........................      1,700             15,300
   Starwood Hotels & Resorts
     Worldwide, Inc. .............................        500             11,468
   Wyndham International (Class  A) * ............        900              2,587
                                                                      ----------
                                                                          33,580
                                                                      ----------
REIT Equity - Office Property (28.67%)
   Alexandria Real Estate Equities, Inc. .........        300              8,625
   Arden Realty, Inc. ............................        500             10,062
   Bedford Property Investors, Inc. ..............        200              3,500
   Boston Properties Corp. .......................        500             14,906
   Brandywine Realty Trust .......................      1,100             18,493
   CarrAmerica Realty Corp. ......................        600             13,350
   Cornerstone Properties, Inc. ..................        200              2,912
   Corporate Office Properties Trust, Inc. .......        700              5,075
   Cousins Properties, Inc. ......................        300              9,506
   Crescent Real Estate Equities Co. .............        900             15,018

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

REIT Equity - Office Property (continued)
   Duke-Weeks Realty Corp. .......................      1,000           $19,625
   Equity Office Properties Trust ................      2,400            53,100
   Great Lakes REIT, Inc. ........................        100             1,444
   Highwood Properties, Inc. .....................        400             9,675
   Kilroy Realty Corp. ...........................        200             3,837
   Koger Equity, Inc. ............................        200             3,100
   Mack-Cali Realty Corp. ........................        600            15,450
   Prentiss Properties Trust .....................        700            15,006
   Prime Group Realty Trust ......................        500             7,187
   Reckson Associates Realty Corp. ...............        500             9,250
   SL Green Realty Corp. .........................        700            12,731
   Spieker Properties, Inc. ......................        500            17,468
   Trinet Corporate Realty Trust, Inc. ...........        100             2,306
   Trizec Hahn Corp. (Canada) ....................        200             3,700
                                                                     ----------
                                                                        275,326
                                                                     ----------
REIT Equity - Regional Mall (9.70%)
   CBL & Associates Properties, Inc. .............        500            11,125
   General Growth Properties, Inc. ...............        500            14,468
   Macerich Co. (The) ............................        300             6,000
   Mills Corp. ...................................        100             1,800
   Rouse Co. (The) ...............................        700            15,487
   Simon Property Group, Inc. ....................      1,500            34,593
   Taubman Centers, Inc. .........................        400             4,525
   Urban Shopping Centers, Inc. ..................        200             5,162
                                                                     ----------
                                                                         93,160
                                                                     ----------
REIT Equity - Shopping Centers (12.26%)
   Chelsea GCA Realty, Inc. ......................        100             3,100
   Developers Diversified Realty Corp. ...........      1,500            21,375
   Federal Realty Investment Trust ...............        400             7,275
   First Washington Realty Trust, Inc. ...........        300             6,131
   JDN Realty Corp. ..............................        400             7,625
   Kimco Realty Corp. ............................        600            20,475
   New Plan Excel Realty Trust ...................        600            10,387
   Realty Income Corp. ...........................        400             9,000
   Vornado Realty Trust ..........................        900            28,518
   Weingarten Realty Investors ...................        100             3,825
                                                                     ----------
                                                                        117,711
                                                                     ----------
REIT Equity - Storage (4.29%)
   PS Business Parkes, Inc. (Class A) ............        300             6,787
   Public Storage, Inc. ..........................      1,000            24,125
   Shurgard Storage Centers, Inc. ................        100             2,362
   Sovran Self Storage, Inc. .....................        100             2,125
   Storage USA, Inc. .............................        200             5,825
                                                                     ----------
                                                                         41,224
                                                                     ----------
REIT Equity - Warehouse/Industries (6.11%)
   AMB Property Corp. ............................        400             7,950
   Cabot Industrial Trust ........................        200             4,000
   Centerpoint Properties Corp. ..................        100             3,262
   EastGroup Properties, Inc. ....................        100             1,831
   First Industrial Realty Trust, Inc. ...........        100             2,469
   Liberty Property Trust ........................        600            14,025
   ProLogis Trust ................................      1,300            25,106
                                                                     ----------
                                                                         58,643
                                                                     ----------
                               TOTAL COMMON STOCKS
                                 (Cost $1,016,425)     (97.18%)         933,113
                                                     --------        ----------
SHORT-TERM INVESTMENTS
Corporate Savings Account
   Brown Brothers Harriman Trust Co., Ltd.
     Daily Interest Savings Account
     Current Rate 4.91% ..........................                       50,307
                                                                     ----------
                      TOTAL SHORT-TERM INVESTMENTS     (5.24%)           50,307
                                                     --------        ----------
                                 TOTAL INVESTMENTS   (102.42%)          983,420
                                                     --------        ----------
                 OTHER ASSETS AND LIABILITIES, NET     (2.42%)          (23,234)
                                                     --------        ----------
                                  TOTAL NET ASSETS   (100.00%)         $960,186
                                                     ========        ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Series Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Real Estate Fund (the "Fund"), John Hancock Balanced Fund, John Hancock Large Cap Value Fund and John Hancock Sovereign Investors Fund. Prior to May 1, 1999, John Hancock Balanced Fund was known as John Hancock Sovereign Balanced Fund. Prior to June 1, 1999, John Hancock Large Cap Value Fund was known as John Hancock Growth and Income Fund. The other three series of the Trust are reported in separate financial statements. The investment objective is to seek long-term growth of capital through investing in equity securities of real estate companies.On September 14, 1999, the Trustees voted to approve a change in the fiscal period end from December 31 to October 31. This change is effective October 31, 1999. On October 13, 1999, the shareholders voted to approve an agreement and plan of reorganization providing for the reorganization of the Fund from a series of John Hancock Investment Trust into a series of John Hancock Series Trust. This change is effective November 1, 1999.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. No Class B or Class C shares were issued during the period ended October 31, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the year ended October 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. There was no securities lending for the period ended October 31, 1999.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

      There were no open forward foreign currency contracts at October 31, 1999.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At October 31, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

      The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk because the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

      There were no written option transactions for the year ended October 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average daily net asset value.

      The Adviser has agreed to limit the Fund's expenses on Class A shares to 1.35% (not including the 12b-1 fees) of the Fund's daily average net assets. Accordingly, the reduction in the Fund's expenses amounted to $84,785 for the period ended October 31, 1999. The Adviser reserves the right to terminate this limitation in the future.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. There were no net sales charges received with regard to sales of Class A shares for the year ended October 31, 1999.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of these payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company ("JHMLICo"). The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund through December 31, 1999. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1999, aggregated $3,417,554 and $3,364,742, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1999.

      The cost of investments owned at October 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $1,040,002. Gross unrealized appreciation and depreciation of investments aggregated $4,747 and $111,636, respectively, resulting in net unrealized depreciation of $106,889.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $231, an increase in undistributed net investment income of $305 and a decrease in capital paid-in of $74. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of real estate investment trusts in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

                      John Hancock Funds - Real Estate Fund

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of John Hancock Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Real Estate Fund (the "Fund") (a series of John Hancock Series Trust) as of October 31, 1999, the related statements of operations and changes in net assets and the financial highlights for the periods from the commencement of operations, September 30, 1998 to December 31, 1998 and from January 1, 1999 to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at October 31, 1999, the results of its operations, the changes in its net assets and its financial highlights for the period from the commencement of operations, September 30, 1998 to December 31, 1998 and from January 1, 1999 to October 31, 1999, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts
December 3, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal period ended October 31, 1999.

      63.69% of the distributions qualify for the dividends received deduction available to corporations.

      Shareholders will be mailed a 1999 U.S. Treasury Department Form 1099-DIV in January of 2000. This will reflect the tax character of all distributions for calendar year 1999.

SHAREHOLDER MEETING (UNAUDITED)

On October 13, 1999, a special meeting of John Hancock Real Estate Fund was held. The shareholders approved the following proposal (votes in parentheses):

      To approve an Agreement and Plan of Reorganization providing for the reorganization of John Hancock Real Estate Fund from a series of John Hancock Investment Trust into a series of John Hancock Series Trust (101,090 FOR, 0 AGAINST and 0 ABSTAINING).

================================================================================

                                                              ----------------
[LOGO] JOHN HANCOCK FUNDS                                         Bulk Rate
       A Global Investment Management Firm                      U.S. Postage
                                                                    PAID
101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                    Randolph, MA
1-800-225-5291  1-800-554-6713 (TDD)                            Permit No. 75
INTERNET: www.jhfunds.com                                     ----------------

--------------------------------------------------------------------------------

   This report is for the information of shareholders of the John Hancock Real Estate Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[Recycle Logo] Printed on Recycled Paper                             0500A 10/99
                                                                           12/99


<GRAPHIC DESCRIPTION TO BE INSERTED BY JOHN HANCOCK>